Exhibit 10.15

SECOND AMENDMENT
TO THE
ADVANCED DISPOSAL WASTE HOLDINGS CORP.
2012 STOCK INCENTIVE PLAN

1.                                      Purposes of the Plan and the Amendment to the Plan.  The purposes of the Advanced Disposal Waste Holdings Corp. 2012 Stock Incentive Plan (the “Plan”) are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and to promote the success of the Company’s business.  Options granted under the Plan may be Incentive Stock Options or Non-Qualified Stock Options, as determined by the Administrator at the time of grant.  Stock Purchase Rights may also be granted under the Plan.  The Board of Directors and Shareholders of the Company have approved an amendment to the Plan to designate the number of Shares which may be issued upon exercise of Incentive Stock Options, and also modify certain provisions regarding retirement of a Holder.  The purpose of this Amendment to the Plan (the “Amendment”) is to memorialize such amendment made and approved by the Board of Directors and the Shareholders of the Company as permitted under the Plan.

2.                                      Definitions.  All capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the original Plan.

3.                                      Amendments to the Plan.  This Amendment shall be deemed to be an amendment to the Plan and shall not be construed in any way as a replacement or substitution therefor.  All of the terms and provisions of this Amendment are hereby incorporated into the Plan as if such terms and provisions were set forth therein in full.  Subject to the foregoing and to the terms hereof, the Plan is hereby amended as set forth below.

Section 3 is hereby amended to insert the following after the second sentence:

“Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be issued upon exercise of Incentive Stock Options is 180,000 Shares.”

Section 10(j) is amended to add the following sentence after the first sentence in that Section:

“For the purposes of this Section, the vesting schedule for Strategic Options held by a Holder who meets the qualifications set forth in this Section 10(j), shall be as set forth in Section 10(a) herein.”

Section 10(j)(ii) is amended to add the following underlined language:

(ii) The Holder must have been an Employee of the Employer for at least five consecutive years prior to termination, not including employment or service of any kind with or to a third party even in the event the equity securities of such third party are acquired by the Company, except that years of service with the companies formerly operating under the Veolia Solid Waste and Interstate Waste Services groups of companies will be counted towards the five (5) year requirement herein; and

4.                                      Effectiveness.  This Amendment shall be effective as of the Effective Date.  Upon the effectiveness of this Amendment, and on and after the date of such effectiveness, each reference in the Plan to “this Plan”, “hereunder”, “hereof”, herein”, or words of like import, and each reference to the Plan in any other related document shall mean and be a reference to the Plan as amended hereby.  The Plan shall continue to remain in full force and effect and all of the terms and conditions set forth in the Plan are hereby ratified and confirmed except as specifically amended above.  Nothing in this Amendment shall be deemed to supersede, enlarge, restrict or modify any of the provisions of the Plan other than as set forth herein.

(SIGNATURE PAGE FOLLOWS)

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I hereby certify that the Amendment to the Plan was duly adopted by the Board of Directors of Advanced Disposal Waste Holdings Corp. on May 8, 2014, and by the Shareholders of Advanced Disposal Waste Holdings Corp. pursuant to a unanimous written consent dated May 8, 2014.

Executed at the offices of the Company located at 90 Fort Wade Road.  Ponte Vedra, Florida 32081, on this 9th day of May, 2014 (the “Effective Date”).

/s/ Scott E. Friedlander

Name: Scott E. Friedlander

Title: Vice-President